Exhibit 99.1

Investor update

3 June 2016

Nexvet*TM

Transforming animal medicine

Forward-looking statements

This presentation and other presentations given today contain forward-looking statements. All statements, other than statements of historical facts, contained in these slides and the accompanying oral presentation, including statements regarding our future results of operations and financial position, business strategy, drug discovery, results of future studies, prospective products, product approvals, research and development costs, manufacturing facility operations and costs, timing and likelihood of success, regulatory approvals, plans and objectives of management for future operations, and future results of current and anticipated products, are forward-looking statements. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The words “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “potential,” “predict,” “project,” “positioned,” “seek,” “should,” “target,” “will,” “would,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and management’s beliefs and assumptions, are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors, including: our ability to become profitable; our expected uses of our capital; our ability to secure additional financing when needed on acceptable terms; our expectation regarding the safety and efficacy our lead product candidates; our ability to advance our lead product candidates through various stages of development, especially through pivotal safety and efficacy studies; our ability to develop future additional product candidates; our ability to obtain regulatory approval for our current or future product candidates under applicable regulatory requirements; our ability to discover, develop and manufacture biologics which involves relatively novel technology and an expensive and lengthy approval process with uncertain outcomes; our ability to successfully manufacture our own products, our reliance on third-party suppliers and distributors to supply and distribute our lead product candidates for us; the rate and degree of market acceptance and the successful commercial sale of our lead product candidates, if approved; regulatory and legal developments in the United States and foreign countries; the success of competing platforms or therapies that are or become available; our ability to attract or retain key employees, advisors or consultants; our expectations and statements regarding the potential size, opportunity and growth potential of the companion animal therapeutics market, and our ability to effectively compete and achieve significant market penetration; our ability to obtain and maintain patent protection for our lead product candidates; the implementation of our business model and strategic plans for our business, products and technology; developments and growth relating to our industry; and uncertainties and assumptions described in greater detail in our annual report on Form 10-K, quarterly report on Form 10-Q and the other documents we have filed with the Securities and Exchange Commission (the “SEC”). We do not assume any obligation to update any forward-looking statements except as required by applicable law.

Certain information contained in this presentation concerning our industry and the markets in which we operate is based on information from our management estimates and primary market research commissioned by us, as well as from industry and general publications and research, surveys and studies conducted by third parties. Management estimates are derived from publicly available information, our knowledge of our industry and assumptions based on such information and knowledge, which we believe to be reasonable. This information, however, involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such information.

PETization, PETisation, Tevxen, BioNua, Nexvet, our logo and its other registered or common law trademarks, trade names or service marks appearing in this presentation are owned by us. Other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners. Solely for convenience, our trademarks and tradenames appear without the ® or ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and tradenames.

Our vision

“The Genentech” of animal health

A company born from a novel platform technology dedicated to market disruption via the superiority of biopharmaceuticals

Animal health fundamentals: U.S. market

Increasing importance of pets as members of the family

$60.3B Increasing total spend on

+6%

2015 pets

Pet adoption up 11% 1 11%

Feb 2014- Feb 2015

86m 78m

U.S. dog and cat populations

Veterinary services

$15.4B in 2015

Prescriptions historic annual growth: 8%1

+10% 2002-2012 data shows significant pet lifespan +4% increase

1Source: Credit Suisse report

The human biologics revolution

Human mAb sales per annum

40 35 30

25

(billions) 20 $ US 15

10

5

0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Year

Oncology Autoimmune/inflammatory Other

mAbs: a leap forward

Safety Specificity Injectable Monthly dosing

Of 2015’s 10 best-selling human drugs: selling

7/10 $59b

were biologics

Animal health fundamentals: innovation vacuum

Innovation ‘traditionally’ focused on livestock

Products gradually migrated to pets (e.g. parasiticides)

Generics now widespread in pet therapeutics

Pet therapeutics innovation lags market need

Industry leaders hungry for novel blockbusters

Nexvet: positioning as high-value product innovator

Delivering the vision

Validated platform Broad IP portfolio Novel pipeline Global partnerships Vertically integrated team technology 9 patent families

>85 patents

pending

>15 granted

PETization: a platform for rapid mAb design

1. All our biologics programs have originated from PETization

2. An algorithm-based approach that converts mAbs from one species to another

3. Proprietary, patent-protected, and clinically validated in three species

4. The key advantages of PETization are:

Rapid

Can save months of lab time and costs

Retention of the affinity of the parent mAb

Scalability across multiple species

Reduces the risk of immunogenicity

Resulting protein sequence is 100% species-specific

Cost-effective

Pipeline

Nexvet
Transforming animal medicine

Therapeutic area	Target	Research AND POC	Pilot study	Pivotal studies	Est. approval
Chronic pain	NGF	Ranevetmab NV-02			~2019 ~2019
Chronic inflammation	TNF	Dog Cat Multiple in progress	Further studies to commence when POC complete		
Allergy	Undisclosed	Dog Cat Dog Cat Multiple in progress			
Immuno-oncology	PD-1 and other undisclosed	Dog Dog Dog Multiple in progress

Partners

Research and development Distribution and development

The Zenoaq collaboration provides:

Novel starting mAbs and IP to targets

North American and ROW rights (excl. Asia and Europe) to resulting products

The Virbac collaboration provides:

Distribution channels

ROW development and regulatory expertise

Profit-share arrangement for ranevetmab

Our global expertise

Agenda

Dr. Juergen Horn, CPDO: Clinical programs

Ray O’Connor, VP Technical Operations: BioNua

Damian Lismore, CFO: Financials and strategy

Development update

Juergen Horn | Chief Product Development Officer

June 2016

Overview: organisation & expertise

Highly experienced team in all relevant areas

Network of industry proven CROs/CMOs and industry and academic consultants

Integrated biopharmaceutical manufacturing facility

Nexvet internal New Product Development resources and expertise Clinical Regulatory Manufacturing development affairs External network Academic Vet clinics & AH industry CROs/CMOs institutions & specialist experts specialists centers

BioNua: achievements since purchase

Recruitment of expert staff and update/refurbishment of facility

Installation of state-of-the-art disposable biopharmaceutical equipment

Transfer of licenses from previous owner

Successful production of first 200L demo batch

Drug product manufacturing site selected and agreement in place

Next Steps:

Put full GMP system in place and prepare for inspection

Prepare for USDA inspection and approval

Process development, validation & stability work for development programs

Chronic pain in dogs: first-in-class opportunity

Nexvet
Transforming animal medicine

>140m
pet dogs in U.S. and EU

Dog population is aging: ~20% will get osteoarthritis (OA)

$284m
2015

U.S. small animal pain drug sales

83% NSAIDS

NSAIDs dominate despite:
- **label warnings**
- **inconvenient dosing**

Daily pills:
- **poor compliance**
- 60% owners would pay for more convenient dosing

~95%

Nearly all veterinarians would use ranevetmab[1] for chronic OA pain; a majority would use it for multiple other indications

[1]Source: Proprietary GfK survey

Ranevetmab: target product profile unique to dog market

Parameter Nexvet’s ranevetmab

100% Control of pain associated

Lead indication

canine mAb with osteoarthritis

Dosing Subcutaneous injection

once every 4 weeks

Safety Safe and well-tolerated

Ex-U.S. & CAN

Pivotal study met primary

profit share Efficacy endpoint

distribution

via Virbac Veterinarian 93-97% of vets surveyed

Response would use ranevetmab

Ranevetmab: achievements in 2015/2016

Successful completion of pivotal OA study

TAS protocol concurred

Meetings with regulators (U.S., EU): clarity on requirements

Successful introduction of new purification step to improve yield even further

Successful transfer from CMOs for process development: robust upstream process established

Next Steps:

Submission of effectiveness technical section to FDA-CVM (end June 2016)

Transfer to BioNua for scale up, process validation & stability (from May 2016)

Manufacture clinical trial material and initiate pivotal TAS study (H2.2016)

Chronic pain in cats: a major first-mover opportunity

Medical and commercial need for a Majority of older cats show long-acting, convenient, safe evidence of arthritis treatment option

No pain drugs approved for Veterinarians concerned about long-chronic use in U.S. term safety of NSAIDs given:

Maximum: 3 consecutive days o Side effects, particularly marked in cats

o Cat metabolism different to dogs

Oral daily dosing still common o Cats susceptible to renal toxicities

96m Only 20% of vets are satisfied with pain management choices for cats. 67m

Cats in Cats in U.S. EU

Between 86% and 98% of veterinarians would use NV-02 for the treatment of chronic pain in cats

NV-02: clinical data supports target product profile

100% feline mAb

Pilot safety study: successful

Proof-of-concept efficacy: successful

P <0.05

Score CSOM at 3 weeks post-

N=32 treatment

(Client Specific Outcome Improvement Median Measures)

Cat pilot safety and efficacy (126 enrolled): positive top-line data received

Parameter Nexvet’s NV-02

Lead indication Control of pain associated

with osteoarthritis

Dosing Subcutaneous injection once

every 4 weeks

Safety No safety issues seen to-date

Positive top-line data received

Efficacy from 126 cat pilot study

eterinarian 86-98% of vets surveyed

Response would use NV-02

NV-02: achievements 2015/16

Nexvet
Transforming animal medicine

- Successful completion of pilot OA study
- TAS protocol submitted to FDA-CVM for concurrence
- Regulatory confirmation that NV-02 follows same principles as NV-01
- Successful transfer from CMOs to BioNua: first 200L demo batch successfully produced

Next Steps:

- Protocol concurrence for pivotal efficacy and TAS studies by FDA-CVM (Q3.2016)
- Initiate pivotal efficacy and TAS studies (H2.2016)
- Manufacturing process validation and stability (H2.2016 onwards)

Anti-PD-1: first-in-class opportunity

Nexvet
Transforming animal medicine


ANTI PD-1

Blocking PD-1 activity exposes tumor cells to immune attack



PD-1 in humans

First approval: late 2014
Trials: Hundreds
Trial patients: Thousands
2020 sales: $14B (E)



Cancer in dogs

Between 14% and 27% of dogs die of cancer

Current standards-of-care have significant limitations

Broad spectrum efficacy against various tumors
Long-lasting anti-tumor response

Nexvet anti-PD1 program

Opportunity to bring the 'breakthrough' of checkpoint inhibitors like Opdivo® (nivolumab) and Keytruda® (pembrolizumab) to veterinary medicine.

Wide variety of dog cancers express PD-1:

- Mast cell tumors (13% of dog cancers)
- B and T cell lymphomas (8% of dog cancers)
- Melanoma (5% of dog cancers)
- Other cancer types

PETized anti-PD-1 mAb has demonstrated **strong binding and inhibition of PD-1**

USDA: achievements 2015/16

Candidate anti-PD-1 PETized mAbs identified

USDA jurisdiction granted for anti-PD1 mAbs

Identified experienced regulatory and manufacturing partner for USDA programs

Product Development Plan established for first USDA development program

Next Steps:

Initiate PKPD/safety and proof-of-concept studies

Initiate USDA manufacturing strategy

Prepare BioNua for USDA inspection

Anticipated value drivers: target time windows

Nexvet
Transforming animal medicine

Ranevetmab
- Pivotal safety completion
- CMC – manufacturing process validation & stability
- US Last Technical Section US & EU dossier Submission & Approval Process
- Ranevetmab FDA approval

NV-02
- Pivotal efficacy completion
- Pivotal safety completion
- CMC – manufacturing process validation & stability
- US Last Technical Section US & EU dossier Submission & Approval Process
- NV-02 FDA approval

Anti-PD-1
- Completion of necessary clinical studies
- anti-PD-1 USDA conditional licensure*

Pipeline strategy: Multiple new candidates targeting USDA licensure, entering POC and later studies
Multiple partnership & business development opportunities

CY 2017 | 2018 | 2019

* Subject to successful POC completion

Establishment of internal drug substance manufacturing capabilities: BioNua

Ray O’Connor | VP Technical Operations

June 2016

Strategic importance of BioNua

1. Dedicated CMOs for veterinary mAbs do not exist

2. There are substantial challenges with sharing veterinary and human manufacturing space

3. There is currently shortage of global biopharma manufacturing capacity

4. Regulators require strong linkage between clinical material and commercial manufacture

5. Lowers development and commercial manufacture costs

6. Our own products will always be first priority

Development and commercialization strategy

Nexvet Australia CMO

1. PETization 1. Clonal cell line 1. Process development

2. Generation of development and scale-up

PoC material 2. Generation of 2. Manufacture of drug

3. Biological + Master Cell substance for clinical

analytical Bank supply

assay 3. Process optimization

4. Submission of CMC

development

regulatory filings

Development and commercialization strategy

Nexvet U.S. Drug product CMO

1. Pivotal studies 1. Fill & finish of drug

1. Commercial

2. Management of CRO manufacture of drug substance into vials

3. Regulatory affairs substance 2. Labelling and

2. Continuous Process packaging of product Improvement for U.S. and EU

3. Release of drug substance and drug product

Finished product

Facility overview: a unique opportunity

• 20,000 square feet

• Previously licensed by Health Products Regulatory Authority for commercial and clinical manufacture of API.

• Development and analytical laboratories

• Key utilities include purified water, water for injection (WFI), clean steam, waste treatment, 10 HVAC units, autoclaves, process gases.

Acquisition process

Full due diligence was performed from May to September 2015

Engineering review determined that facility was well maintained and utilities were in good working order

A review of the quality systems indicated that the facility had a good track record with the HPRA (Irish Regulators – equivalent of FDA). Ex-FDA inspectors had inspected the site previously and deemed it suitable as an FDA facility

There were no staff legacy issues and a new team could be hired

Review of past overhead costs indicated that overheads were relatively stable and in line with a plant of this size

Manufacturing and development capabilities

Current capacity is approximately 30 x 200L batches per year

Facility is capable of scaling up to 1,000L disposable bioreactor

The bridge between research to development and onto commercial-scale manufacturing has been established using 250mL and 10L bioreactors

BioNua: organization chart

25 FTEs

18 with college degrees

3 PhDs, 7 MScs, 8 BSc or equivalent

Accelerated start-up schedule delivered

A traditional start-up schedule

0 month 18 months

Delivered BioNua start-up schedule

0 month 9 months

Start-up strategy

Experienced team

Leveraged the previous operator’s infrastructure

Purchased high quality disposable equipment: similar to previous CMO

Keeping It Simple

Produced first 200L-scale NV-02 batch

Typical production process flow: upstream

Day 0

Cell expansion Wave bioreactor

Incubator

N-2 wave bioreactor

N-1 wave bioreactor

200L production bioreactor

Day 39

200L bioreactor

Typical production process flow: downstream

Cell harvest and cell culture Day 39 Chromatography supernatant conditioning skid

Capture chromatography

Harvest skid

UF/DF1

Viral inactivation

Anion exchange chromatography

Viral filtration

UF/DF2

Day 46 UF/DF skid

200L cell growth in BioNua exceed benchmark

40

35

30 BioNua 6 10 CMO x

25 growth 20 Cell 15 10

5

0

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16

Time (days)

Cell growth from first NV-02 BioNua 200L bioreactor greater than previous batches produced by CMOs

Technology transfer from established CMO to a new facility rarely results in ‘Right First Time’ production

An excellent outcome

Summary

1. Facility became available April 2015, and was a highly attractive acquisition

2. It became clear that securing this facility for Nexvet would ensure:

A smoother regulatory approval process for our products

Continuity of supply

Lower COGs

Lower development costs for future products

3. Process scientists, QA team, and support staff recruited to support development and manufacturing

4. All Upstream and Downstream process equipment (and supporting analytical): purchased, validated and proven to deliver

5. First drug substance NV-02 batch commenced on April 2016 and completed at the end of May 2016

Financing and corporate structure

Damian Lismore | Chief Financial Officer

June 2016

Financial overview

Q3 F2016 (June 30 balance date) Other

R&D credit o Cash at March 31, 2016: $37.2m Australia

- Received $3.1m re: F2015

- Receivable $1.4m

Q3 YTD

Net loss 5.7 15.4 Ireland

Disclosed $0.2m

R&D income 0.4 1.4

(not booked to income)

Operating expenses

• Secured dedicated

- R&D 4.3 11.8 biologics facility

- G&A 1.7 5.3 in Ireland ($2.0m), and IDA Grant support

o BioNua costs in Q3 $1.4m; YTD $1.9m

o Capex YTD $4.0m, principally manufacturing

BioNua snapshot

Nexvet
Transforming animal medicine

BIONUA

Overview of transaction

- Facility historically operated under Investigational Medicines Product License and a cGMP Manufacturing License
- **Paid €1.75m ($2.0m)**
- Entered a 10 year lease - $118k p.a. initially, market assessments, with purchase option after 5 years
- Initial capex requirement ~ $3m

Indicative cost profile when operational (not Year 1)

- Staff costs $3m-$4m
- Overhead costs ~$1.1m
- BioNua development cost v External CMO

~ $3.0m saving per program (~30% savings)

~ substantial savings on commercial COGS expected

Incentives

IDA financial support via cash grant subject to agreed milestones

BioNua will be R&D eligible at 25% of net qualifying spend (i.e. after deducting IDA grant income)

IDA grant overview

Overview

o IDA Ireland support of over $2m cash grant over 4 years o Support for equipment, people and project-specific manufacturing o Payments contingent on milestone achievements o IDA Ireland retains re-imbursement rights in all agreements

Cash flow and reporting

o Cash: normally paid annually, subject IDA audit o Grant income recognition will be lumpy, low initially – until first cash receipt o Expect regular disclosure on status

Efficient global structure

Nexvet
Transforming animal medicine

Clinical Sales & Marketing

U.S. HQ

U.S. corporate base
Clinical & regulatory

Tax Rate ~40%

Commercialization & Manufacturing

Global HQ
Tullamore, Ireland
Manufacturing base

Tax Rate 12.5%

Incentives
– IDA cash grant support
– R&D cash incentives from F2016

Operations, R&D

Melbourne, Australia
New product discovery
PETization

Tax Rate 28.5%

Incentives
– R&D cash incentives
  • 45%

Leveraging the corporate structure

Australia Ireland USA

CMC

Standard

Research project Clinical

45% cash refund

Australia if >50% of relevant spend in Australia

IDA grant

Ireland

25% R&D incentive

$2.3m in F2014

Cash flow Yes Yes (over 3 years)

$3.1m in F2015

March 10-Q Disclosure $1.4m $0.4m $0.2m

Summary

Strong cash position as of March 31,

2016: Nexvet has gained a quality manufacturing facility

$37.2m Internalizing manufacturing reduces development costs and COGS

Leveraging skillsets, favorable tax incentives and Nexvet positioned for non-dilutive grants pipeline growth in cost-effective manner

Summary

Dr. Mark Heffernan | CEO

June 2016

Consistent execution to-date

Nexvet
Transforming animal medicine

	2014	2015	2016
Corporate	Series B; Irish domiciling	IPO	
Partnering	Virbac agreement	Zenoaq agreement	
Ranevetmab	POC completion	Pivotal efficacy completion	Complementary pilot completion
NV-02		POC completion	Pilot completion; Clinical batch ready
Manufacturing		BioNua facility secured	BioNua facility operational
Pipeline			Zenoaq PD-1 program; anti-TNF mAbs

Other: **Headcount increase to 54. Vertical integration of discovery, clinical, regulatory, manufacturing.** 9 patent families, >85 patents pending, >15 granted. Multiple papers published in peer-reviewed journals.

Upcoming catalysts

NV-02 pilot study completion (Q2): DELIVERED

Bionua operational (Q2): DELIVERED

Ranevetmab pivotal data presentation (Q2)

Ranevetmab TAE submission (Q2)

Anticipated NV-02 pivotal safety and efficacy study initiation (2H) Manufacture clinical material and initiate pivotal TAS study (2H) Deliver on PoC study data from pipeline programmes (2H) Partnering potential

Nexvet*TM

Transforming animal medicine